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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 30, 2007
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Twin Disc, Incorporated
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(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
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(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street Racine, Wisconsin 53403
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(Address of principal executive offices)

Registrant's telephone number, including area code:	(262) 638-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 24014d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

The executive officers of Twin Disc intend to conduct meetings with investors and analysts and at investor conferences on or after October 30, 2007 and through the end of the second quarter of fiscal 2008. A copy of the presentation materials to be used at those meetings and from time to time thereafter is filed as Exhibit 99.1 hereto. The presentation materials will also be posted on the Company’s website, www.twindisc.com The Company does not intend to file any update of these presentations materials. The fact that these presentation materials are being furnished should not be deemed an admission as to the materiality of any information contained in the materials.

The information included in the presentation includes financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. The Company believes that the presentation of certain non-GAAP measures provides useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The information in this Form 8-K being furnished under Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s expectations and involve risks and uncertainties that could cause the Company’s actual results to differ materially from those set forth in the statements. These risks are discussed in the Company’s filings with the Securities and Exchange Commission, including an extensive discussion of these risks in the Company’s Annual Report on Form 10-K for the year ended June 30, 2007.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1 Presentation Materials – 1st Quarter Fiscal 2008

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SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 30, 2007                                                                                                                                                          Twin Disc, Inc.

                                                                                                                                                                                                  /s/ THOMAS E. VALENTYN
                                                                                                                                                                                                  Thomas E. Valentyn
                                                                                                                                                                                                  General Counsel and Secretary